UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2020

Item 1. Report to Stockholders.

Invest selectively

VILLX & VLEQX

ANNUAL REPORT – AUGUST 31, 2020

Important Notice:  The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Villere Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website (villere.com/mutual-funds). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1.866.209.1129.

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocations	10

Performance Charts and Analysis	11

Schedules of Investments	13

Statements of Assets and Liabilities	18

Statements of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	36

Expense Examples	37

Approval of Investment Advisory Agreements	39

Statement Regarding Liquidity Risk Management Program	43

Trustees and Executive Officers	44

Additional Information	50

Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2020

To Our Fellow Shareholders:

After hitting record highs in mid-February, the stock market fell sharply as concerns about the global coronavirus (COVID-19) pandemic (the “pandemic”) and its impact on companies and the economy mounted. It was the fastest 30% sell-off ever, exceeding the pace of declines during the Great Depression.

The stock market has had a massive rally since the lows in March despite the pandemic, the sharpest economic contraction in history, high unemployment, and social unrest. Rarely has the stock market seemed so disconnected from the economy, and it may seem baffling how the stock market could rally so much with all of the turmoil around us. However, it is important to remember that the stock market is forward-looking and responds to where the economy is expected to be six to nine months from now.

While there was optimism about the economy reopening, hopes of a vaccine, and signs that economic recovery had begun, the stock market performance was primarily driven by the unprecedented support of the Federal Reserve (the “Fed”) and government stimulus. Investors largely shrugged off bad news, including shutdowns attempting to slow the disease’s march through the healthcare system, large unemployment numbers, and social unrest, and gave stocks a “free pass” on the underlying fundamentals of many companies despite lower expectations for corporate earnings.

Obviously, the pandemic and the shutdown of the overall economy was a complete shock to the system. However, the real surprise was how quickly the market seemed to dismiss the unprecedented social and economic paralysis.

Governments worldwide were incredibly aggressive in their responses to the pandemic. Fiscal stimuli, such as the Paycheck Protection Program (the “PPP”) loans and unemployment payouts, were put in place quickly to ease the strain on individuals impacted by the crisis. Central banks followed suit by lowering interest rates and softening the economic blow by buying bonds and even stocks.

Fed Chairman Jerome Powell essentially pledged to do whatever it took to keep the economy on its feet, which included injecting trillions of dollars into the market for various assets and cutting its interest rate target to zero in March. The actual purchases made by the Fed combined with investors’ confidence that the Fed would not stop its buying program gave investors the confidence they needed to re-enter the stock market. Even as the shutdown continued, investors, having been repeatedly trained to “buy the dip” over recent years, began to pile back into stocks. Also, the Fed’s action made interest rates on cash and bonds so low that many investors also felt that they had little choice but to buy stocks. While the long-term impact of the Fed’s actions will not be known for years, the short-term impact was clearly a positive for investors.

Villere Funds

Shares of smaller companies, like those we focus on, sharply underperformed larger-cap stocks during the 12-month period ended August 31, 2020. Large-cap stocks often outperform when investors get nervous. The large-cap S&P 500® Total Return Index (the “S&P 500®”) also has a greater exposure, and top-heavy concentration, to the technology sector, which was the best performing sector. The pandemic has accelerated the digital transformation, which contributed to the skyrocketing growth of “big tech”. The S&P 500® rose 21.94% for the 12-month reporting period, while the Russell 2000® Index, which tracks stock performance of small companies, gained 6.02%.

The yield on the 10-year U.S. Treasury Note was 0.72% at the end of August. Bond prices, which move in the opposite direction from yields, rallied as the Fed lowered rates. The Bloomberg Barclays Intermediate Government/Credit Bond Index posted a gain of 5.95% for the 12-month reporting period.

Villere Balanced Fund – Results

The Villere Balanced Fund (the “Balanced Fund”) gained 3.06% during the 12-month period ended August 31, 2020. In comparison, the Balanced Fund’s benchmark – the Lipper Balanced Funds Index – rose 11.01%. As mentioned, the overall stock market rally was led by a concentration in a narrow group of large-cap technology stocks, such as Apple, Amazon, and Microsoft. The Balanced Fund’s underperformance for the period was mainly due to investors’ concentration in these large company stocks. Most peers in the balanced fund category invest primarily in large-cap stocks versus Villere’s focus toward small-and mid-sized companies.

At Villere & Co., we are long-term investors and it is worth noting that the Balanced Fund’s annualized 10-year and since inception returns were 9.31% and 7.24%, respectively, outpacing the long-term results of the Lipper Balanced Funds Index benchmark.

					Since
Average Annual Total Returns					Inception
for Periods Ending 8/31/20	6 Months*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	1.44%	3.06%	4.20%	9.31%	7.24%
S&P 500® Total Return Index	19.63%	21.94%	14.46%	15.16%	6.96%
Lipper Balanced Funds Index	8.90%	11.01%	8.09%	8.62%	5.75%
Bloomberg Barclays
Intermediate Government/
Credit Bond Index	3.00%	5.95%	3.54%	2.96%	4.57%

*	Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be

Villere Funds

worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 1.00%. See the Financial Highlights in this report for the most current expense ratios.

Villere Equity Fund – Results

The Villere Equity Fund (the “Equity Fund”) gained 5.41% during the 12-month period ended August 31, 2020. In comparison, the Equity Fund’s benchmarks – the Lipper Mid-Cap Growth Funds Index and the S&P 500® – rose 25.06% and 21.94%, respectively, during the period. The Equity Fund’s holdings tend to be more diversified in size (market capitalization) and style (growth at a reasonable price) than the funds in the Lipper peer group. The Equity Fund’s underperformance for the period was mainly due to strong performance of mid-cap growth stocks and a concentrated group of large tech stocks. The Equity Fund also had more cash than normal to help reduce volatility.

				Since
Average Annual Total Returns	6			Inception
for Periods Ending 8/31/20	Months*	1 Year	5 Year	5/31/13
Equity Fund	3.98%	5.41%	3.87%	3.47%
S&P 500® Total Return Index	19.63%	21.94%	14.46%	13.40%
Lipper Mid-Cap Growth Funds Index	24.12%	25.06%	15.03%	13.97%

*	Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.25%. See the Financial Highlights in this report for the most current expense ratios. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Villere Balanced Fund – Asset Allocation

The asset allocation in the Balanced Fund was 67.2% in stocks, 23.7% in bonds, and 8.9% in cash at the end of August. We use the fixed income allocation mainly to balance the risk in the Balanced Fund. The fixed income component, which also consists of short-term investments, usually ranges

Villere Funds

from 20-30% of assets, depending on market conditions. A low interest rate environment tends to favor stocks over bonds, and we are generally less inclined to hold bonds at these historically low interest rates. With that said, fixed income is always an important component of the asset allocation for those with aversion to risk. We remain close to the low end of our bond allocation in the Balanced Fund. We maintain some cash in the Balanced Fund as we await opportunities to take advantage of market volatility.

The 10-year Treasury Bill yield at 0.72% as of the end of August is relatively unattractive considering a higher yield on the S&P 500® at around 1.76%. While most of our holdings are in the portfolio for the potential to generate capital appreciation, we do hold some income-oriented stocks in an effort to boost the portfolio yield.

Inside the Portfolios – Equities

Active management, individual company research, and stock selection continue to be central to our process and strategy. Top contributors to performance for both the Villere Balanced Fund and Villere Equity Fund (collectively, the “Funds”) during the 12-month reporting period ended August 31, 2020 included Pool Corp. (“Pool”), eHealth, Inc. (“eHealth”), and Progressive Corp. (“Progressive”). Abiomed, Inc. was the strongest contributor in the Equity Fund.

One of our long-term holdings is Pool. It is the dominant distributor of products for swimming pools. During this period of social distancing and working from home consumers have spent heavily on their homes and other forms of recreation that do not necessarily involve significant social contact. We have anecdotally heard of pool builders who literally are not returning phone calls to hopeful homeowners. The stock gained 68.6% during the 12-month reporting period ended August 31, 2020. We believe Pool will continue to enjoy not only this spike in swimming pool installations, but also the long-term maintenance spend (i.e. chemicals, replacement parts) for these new pools for years to come. We continue to like the growth profile and the competitive position of Pool.

eHealth is a leading online health insurance platform that simplifies the process for consumers to compare and shop for Medicare Advantage plans. eHealth offers more than 10,000 plans from over 180 companies, including many of the nation’s leading health insurance companies. The company has the opportunity to capitalize on the large number of Americans turning 65 every day and the growth in Medicare Advantage. After a very strong performance since we first bought the stock in October 2019, eHealth fell sharply in June and July. Although there was a negative report from a hedge fund regarding revenue recognition, we believe this is unfounded as eHealth is using standard accounting practices for its industry. We took advantage of the

Villere Funds

volatility in eHealth to sell a significant part of our position when we felt the shares had risen too quickly, then repurchased them when they dropped sharply based on overblown concerns with customer losses.

Progressive is one of the largest providers of car insurance in the U.S. The company also insures motorcycles, boats, recreational and commercial vehicles, and is growing its home insurance business. The stock rose 29.9% during the 12-month reporting period ended August 31, 2020, aided by people staying at home more and moving around less, and as a result reducing traffic accidents. We believe Progressive is well positioned for growth and offers solid long-term potential for revenue growth, strong earnings, recurring cash flow, and an attractive dividend payout.

Detractors from performance this reporting period for both Funds included Howard Hughes, Corp. (“Howard Hughes”), Kearny Corp. (“Kearny”), and First Hawaiian, Inc. (“First Hawaiian”).

Howard Hughes owns, manages and develops commercial, residential and mixed-use real estate throughout the U.S. Prior to the beginning of the reporting period, the stock had risen more than 30% on the news that the company was considering a number of potential strategic alternatives to maximize shareholder value.  In October, Howard Hughes announced it would undergo a large cost-cutting plan that included shedding about $2 billion of non-core assets and changing its leadership structure. When the pandemic hit, investors feared that Howard Hughes’ portfolio of commercial properties, including hotels and retail properties, were greatly affected by the economic shutdowns and COVID-19 restrictions. As a result, the stock declined 53.2% during the 12-month reporting period ended August 31, 2020.

Kearny Financial is the parent company of Kearny Bank, which has 42 retail branch offices in New Jersey and New York. The stock was down 36.6% for the 12-month reporting period ended August 31, 2020. The banking industry has been hard-hit by the heightened credit risk from COVID-19, compelling banks to ramp-up loan loss reserves. Kearny Financial’s acquisition of MSB Financial Corp. was completed in July, which has expanded Kearny’s footprint. Kearny is paying an attractive dividend and also reported strong revenues and earnings in July, beating expectations.

First Hawaiian is a bank holding company headquartered in Honolulu. Its principal subsidiary, First Hawaiian Bank, is the largest banking franchise in Hawaii. As mentioned, the banking industry has been hard-hit by the heightened credit risk from COVID-19, compelling banks to ramp-up loan loss reserves. During the lockdown, First Hawaiian was negatively affected by

Villere Funds

the pause in tourism. The stock fell 32.4% during the 12-month reporting period ended August 31, 2020 as the company reported disappointing results. We believe that strong military spending in Hawaii, tourism, and the geographically isolated loan portfolio provide an investment opportunity in First Hawaiian. It also has an experienced management team, strong business clientele, and is paying an attractive dividend. It is also worth noting that First Hawaiian was included in the S&P 600® Small-Cap Index as of July 24th.

As mentioned, we purchased eHealth in both Funds. During the market downturn in March and April, we added Ligand Pharmaceuticals, Inc. and Stryker Corp., further boosting our exposure to the health care sector. We also bought J.B. Hunt Transportation Services, Inc.

We bought Eldorado Resorts, Inc. (“Eldorado”), now Caesars Entertainment, Inc., (“Caesars”) and OneSpaWorld Holdings, Inc. (“OneSpa”). The latter two purchases were, in hindsight, poorly timed as the pandemic was devastating to the gaming and cruise industries. However, Eldorado’s acquisition of Caesars created the largest operator of gambling establishments in the U.S. We sold OneSpa due to the cloudy outlook for the cruise industry for the foreseeable future but believe Caesars, now merged with Eldorado, remains attractive.

We sold our holdings in 2U, Inc., Leggett & Platt, Inc., Axon Enterprise, Inc., WABCO Holdings, Inc., and 3D Systems Corp. in both Funds. We trimmed our position in Pool and Progressive after strong gains due to the run-up in the market and added to Euronet on the pullback in that stock.

In the Balanced Fund, we also sold our position in Abiomed, Inc. and trimmed our holdings in Teleflex, Inc. and Roper Technologies, Inc. In the Equity Fund, we also purchased TTEC Holdings, Inc. and sold our position in Western Digital Corp.

Strategy & Outlook

The Fed has said that they will not only keep rates low, but they have added significant liquidity (cash) into the economy and made unprecedented asset purchases to keep credit markets stable, while indirectly also boosting the stock market. With the Fed promising to do whatever is needed to support the markets, many investors feel the Fed has provided a backstop for the markets. The popular Wall Street saying “Don’t fight the Fed” is very relevant today.

“Big tech” has been incredibly strong in terms of stock market performance, which has in turn boosted large-cap indices, which has led to more investor money flowing into those passive indices. While we are hesitant to call this a bubble, we are always highly skeptical of exceedingly popular investment

Villere Funds

trends. We believe that there are significantly more opportunities to find attractive investments in the small- and mid-cap world.

We feel that the market has risen very quickly and we fear that political and pandemic risks are being largely ignored. With that said, we are still able to find some attractive opportunities, and hold cash to be able to take advantage of pullbacks or other market shifts.

As long as investors believe that the Fed will continue to step in to make massive asset purchases when prices fall, those investors will continue to be emboldened to remain invested and to make purchases. We believe that investors today are assuming that the Fed will remain active, that this (or another) pandemic will not lead to further shutdowns, and that the upcoming election will not result in market-unfriendly changes. It is our belief that at least one of these will likely be proven incorrect (or, at a minimum, will come into question in the coming months). As such, we have positioned our portfolio to benefit from durable trends, and are sitting on some cash that can be used to further boost our holdings in appealing businesses at attractive prices.

Thank you for your continued support and confidence in the Villere Funds.

Sincerely,

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of Villere & Co. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Villere Funds

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Lipper Mid-Cap Growth Funds Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends. The S&P 500® Total Return Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years. The Russell 2000® Index is a market capitalization-weighted benchmark index made up of the 2,000 smallest U.S. companies in the Russell 3,000® Index. The S&P SmallCap 600® Index, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible. Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. The Equity Fund may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

The Paycheck Protection Program (PPP) is a business loan program established by the 2020 U.S. Federal Government Coronavirus Aid, Relief, and Economic Security Act (CARES Act) to help certain businesses, self-employed workers, sole proprietors, certain nonprofit organizations, and tribal businesses continue paying their workers.

While the Funds are no-load, advisory and other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATIONS at August 31, 2020 (Unaudited)

Balanced Fund

Sector	Percent of Net Assets

General Manufacturing	17.9%
Finance	15.4%
Money Market Funds[1]	12.5%
Health Care Equipment Manufacturing	12.4%
Insurance	6.8%
Food Manufacturing	6.8%
Professional, Scientific & Technical Services	6.3%
Wholesale Trade	5.8%
Mining	5.6%
Computer & Electronic Products	4.8%
Amusement & Recreation	3.8%
Real Estate, Rental & Leasing	2.7%
Transportation & Warehousing	2.2%
General Merchandise Store	0.4%
Liabilities in Excess of Other Assets	(3.4)%
Total	100.0%

Equity Fund

Sector	Percent of Net Assets

Money Market Funds[1]	22.5%
Health Care Equipment Manufacturing	20.0%
General Manufacturing	15.7%
Finance	15.2%
Insurance	8.3%
Professional, Scientific & Technical Services	5.4%
Amusement & Recreation	4.9%
Computer & Electronic Products	4.6%
Wholesale Trade	4.0%
Transportation & Warehousing	2.6%
Real Estate, Rental & Leasing	1.9%
Liabilities in Excess of Other Assets	(5.1)%
Total	100.0%

[1]	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Balanced Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index, Lipper Balanced Funds Index,
Bloomberg Barclays Intermediate Government/Credit Bond Index and
Blended 65%/35% S&P 500® Total Return Index/Bloomberg Barclays
Intermediate Government/Credit Bond Index
(Unaudited)

Average Annual Total Returns as of August 31, 2020

				Value of
				$10,000
	1 Year	5 Years	10 Years	(8/31/20)
Balanced Fund	3.06%	4.20%	9.31%	$24,355
S&P 500® Total Return Index	21.94%	14.46%	15.16%	$41,038
Lipper Balanced Funds Index	11.01%	8.09%	8.62%	$22,872
Bloomberg Barclays Intermediate
Government/Credit Bond Index	5.95%	3.54%	2.96%	$13,384
65%/35% S&P 500® Total Return Index/
Bloomberg Barclays Intermediate
Government/Credit Bond Index	16.74%	10.81%	10.98%	$28,353

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index and
Lipper Mid-Cap Growth Funds Index
(Unaudited)

Average Annual Total Returns as of August 31, 2020

				Value of
			Since	$10,000
	1 Year	5 Years	Inception	(8/31/20)
Equity Fund	5.41%	3.87%	3.47%	$12,804
S&P 500® Total Return Index	21.94%	14.46%	13.40%	$24,892
Lipper Mid-Cap Growth Funds Index	25.06%	15.03%	13.97%	$25,817

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s inception) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2020

Shares		Value
COMMON STOCKS: 65.7%

Amusement, Gambling &
Recreation Industries: 3.8%
155,880	Caesars
	Entertainment,
	Inc.[1]	$7,139,304

Chemical Manufacturing: 3.5%
65,180	Ligand
	Pharmaceuticals,
	Inc.[1,2]	6,648,360

Computer & Electronic
Product Manufacturing: 7.4%
379,380	ON Semiconductor
	Corp.[1]	8,107,350
13,840	Roper
	Technologies,
	Inc.	5,912,310
		14,019,660

Credit Intermediation: 15.2%
60,660	Euronet
	Worldwide, Inc.[1]	6,271,031
314,086	First Hawaiian,
	Inc.	5,191,841
753,704	Kearny Financial
	Corp.	5,848,743
53,320	Visa, Inc. –
	Class A	11,303,307
		28,614,922

Health Care Equipment
Manufacturing: 12.4%
66,970	STERIS PLC	10,691,091
31,685	Stryker Corp.	6,278,699
16,180	Teleflex, Inc.	6,357,931
		23,327,721

Insurance Carriers &
Related Activities: 6.3%
87,864	eHealth, Inc.[1]	5,545,976
66,520	The Progressive
	Corp.	6,322,061
		11,868,037

Merchant Wholesalers &
Durable Goods: 5.2%
305,900	LKQ Corp.[1]	9,709,266

Professional, Scientific &
Technical Services: 2.1%
170,320	Ebix, Inc.	3,929,282

Real Estate: 2.7%
85,552	The Howard
	Hughes Corp.[1]	5,056,979

Sporting & Recreation
Goods: 4.9%
28,227	Pool Corp.	9,253,940

Truck Transportation: 2.2%
29,510	J.B. Hunt
	Transport
	Services, Inc.	4,147,335

TOTAL COMMON STOCKS
(Cost $108,182,640)		123,714,806

PREFERRED STOCKS: 1.5%

Diversified Financials: 1.5%
	B Riley
	Financial, Inc.,
47,800	6.750%	1,161,540
72,000	6.500%	1,712,160
		2,873,700

TOTAL PREFERRED
STOCKS
(Cost $2,995,000)		2,873,700

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2020 (Continued)

Principal
Amount		Value
CORPORATE BONDS: 23.7%

Chemical Manufacturing: 0.2%
	HB Fuller Co.,
	4.000%,
$238,000	2/15/27	$236,578
	Kimberly-Clark
	Corp.,
	3.200%,
100,000	4/25/29	115,108
		351,686
Computer & Electronic
Product Manufacturing: 0.5%
	Alphabet, Inc.,
	0.800%,
1,000,000	8/15/27	1,000,729

Credit Intermediation: 0.2%
	Visa, Inc.,
	0.750
321,000	8/15/27	320,106

Food Manufacturing: 6.8%
	Campbell Soup Co.,
	2.500%,
6,045,000	8/2/22	6,267,184
	Flowers
	Foods, Inc.,
	4.375%,
6,225,000	4/1/22	6,464,476
		12,731,660
Furniture Manufacturing: 0.5%
	Leggett &
	Platt, Inc.,
	3.400%,
970,000	8/15/22	1,012,141

General Merchandise
Stores: 0.4%
	Walmart, Inc.,
	3.400%,
640,000	6/26/23	694,141

Insurance Carriers &
Related Activities: 0.5%
	Reinsurance Group
	of America, Inc.,
	3.900%,
800,000	5/15/29	907,707

Merchant Wholesalers &
Durable Goods: 0.6%
	Hubbell, Inc.,
	3.500%,
1,045,000	2/15/28	1,126,016

Oil & Gas: 5.6%
	Phillips 66,
	4.300
10,000,000	4/1/22	10,599,912

Primary Metal
Manufacturing: 0.3%
	Reliance Steel &
	Aluminum Co.,
	1.300%,
490,000	8/15/25	491,551

Professional, Scientific &
Technical Services: 8.1%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	5,263,514
	NortonLifeLock,
	Inc.,
	4.200%,
10,000,000	9/15/20	10,005,500
		15,269,014

TOTAL CORPORATE
BONDS
(Cost $42,854,466)		44,504,663

The accompanying notes are an integral part of these financial statements.

Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2020 (Continued)

Shares	Value

SHORT-TERM
INVESTMENTS: 8.9%

Money Market Funds: 8.9%
16,730,979	Invesco
Government &
Agency
Portfolio –
Institutional
Class, 0.028%[3]	$16,730,979

TOTAL SHORT-TERM
INVESTMENTS
(Cost $16,730,979)	16,730,979

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 3.6%

Money Market Funds: 3.6%
6,807,704	First American
Government
Obligations
Fund – Class Z,
0.046%[3]	6,807,704

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS
FROM SECURITIES
LENDING
(Cost $6,807,704)	6,807,704

TOTAL INVESTMENTS
IN SECURITIES: 103.4%
(Cost $177,570,789)	194,631,852
Liabilities in Excess
of Other Assets: (3.4)%	(6,430,466)
TOTAL NET
ASSETS: 100.0%	$188,201,386

[1]	Non-income producing security.
[2]	This security or a portion of this security was out on loan as of August 31, 2020. Total loaned securities had a value of $6,581,856 or 3.5% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2020

Shares		Value

COMMON STOCKS: 82.6%

Amusement, Gambling &
Recreation Industries: 4.9%
45,810	Caesars
	Entertainment,
	Inc.[1]	$2,098,098

Administrative & Support
Services: 2.9%
21,900	TTEC Holdings,
	Inc.	1,241,511

Chemical Manufacturing: 4.8%
20,320	Ligand
	Pharmaceuticals,
	Inc.[1,2]	2,072,640

Computer & Electronic
Product Manufacturing: 9.9%
91,690	ON Semiconductor
	Corp.[1]	1,959,416
5,470	Roper Technologies,
	Inc.	2,336,729
		4,296,145

Credit Intermediation: 15.2%
18,650	Euronet
	Worldwide, Inc.[1]	1,928,037
67,890	First Hawaiian, Inc.	1,122,222
128,190	Kearny Financial
	Corp.	994,754
11,790	Visa, Inc. –
	Class A	2,499,362
		6,544,375

Health Care Equipment
Manufacturing: 20.0%
7,420	ABIOMED, Inc.[1]	2,282,541
13,460	STERIS PLC	2,148,754
9,715	Stryker Corp.	1,925,124
5,740	Teleflex, Inc.	2,255,533
		8,611,952

Insurance Carriers &
Related Activities: 8.3%
26,530	eHealth, Inc.[1]	1,674,573
19,915	The Progressive
	Corp.	1,892,722
		3,567,295

Merchant Wholesalers &
Durable Goods: 4.0%
54,100	LKQ Corp.[1]	1,717,134

Professional, Scientific &
Technical Services: 2.6%
48,090	Ebix, Inc.	1,109,436

Real Estate: 1.9%
14,230	The Howard
	Hughes Corp.[1]	841,135

Sporting & Recreation
Goods: 5.5%
7,270	Pool Corp.	2,383,397

Truck Transportation: 2.6%
7,990	J.B. Hunt Transport
	Services, Inc.	1,122,915

TOTAL COMMON STOCKS
(Cost $29,328,113)		35,606,033

SHORT-TERM INVESTMENTS: 17.6%

Money Market Funds: 17.6%
7,571,116	Invesco
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.028%[3]	7,571,116

TOTAL SHORT-TERM
INVESTMENTS
(Cost $7,571,116)		7,571,116

The accompanying notes are an integral part of these financial statements.

Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2020 (Continued)

Shares	Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 4.9%

Money Market Funds: 4.9%
2,122,238	First American
Government
Obligations
Fund – Class Z,
0.046%[3]	$2,122,238

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $2,122,238)	2,122,238

TOTAL INVESTMENTS
IN SECURITIES: 105.1%
(Cost $39,021,467)	45,299,387
Liabilities in Excess
of Other Assets: (5.1)%	(2,184,794)
TOTAL NET
ASSETS: 100.0%	$43,114,593

[1]	Non-income producing security.
[2]	This security or a portion of this security was out on loan as of August 31, 2020. Total loaned securities had a value of $2,051,832 or 4.8% of net assets.
[3]	Annualized seven-day effective yield as of August 31, 2020.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2020

	Balanced Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value[1]
(Cost $177,570,789 and $39,021,467, respectively)	$194,631,852	$45,299,387
Receivables:
Fund shares sold	21,320	—
Dividends and interest	688,589	28,850
Securities lending income, net	1,408	450
Prepaid expenses	26,264	17,353
Total assets	195,369,433	45,346,040

LIABILITIES
Payables:
Collateral received for securities loaned	6,807,704	2,122,238
Fund shares redeemed	158,993	39,236
Investment advisory fees	119,826	27,340
Administration fees	24,609	4,985
Audit fees	22,100	22,100
Transfer agent fees	19,373	4,353
Fund accounting fees	5,620	5,322
Chief Compliance Officer fees	1,859	1,859
Trustee fees	1,424	1,118
Custody fees	1,359	884
Other accrued expenses	5,180	2,012
Total liabilities	7,168,047	2,231,447
NET ASSETS	$188,201,386	$43,114,593

COMPONENTS OF NET ASSETS
Paid-in capital	$162,953,195	$36,769,073
Total distributable (accumulated) earnings (losses)	25,248,191	6,345,520
Net assets	$188,201,386	$43,114,593
[1] Includes loaned securities with a market value of	$6,581,856	$2,051,832

Net Assets	$188,201,386	$43,114,593
Shares (unlimited number of shares
authorized without par value)	8,329,335	3,511,829
Net assets value, offering, and redemption price per share	$22.60	$12.28

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2020

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Dividends	$1,683,370	$308,525
Interest	1,681,895	72,263
Income from securities lending, net	26,610	5,150
Other income	501	430
Total investment income	3,392,376	386,368

EXPENSES
Investment advisory fees	1,525,914	305,418
Administration fees	156,131	35,774
Sub-transfer agent fees	108,798	7,060
Fund accounting fees	34,137	32,368
Miscellaneous expense	31,287	9,750
Registration fees	23,468	22,499
Transfer agent fees	22,683	19,752
Audit fees	22,100	22,100
Reports to shareholders	15,198	4,603
Trustee fees	15,094	13,445
Chief Compliance Officer fees	10,915	10,915
Custody fees	10,181	5,516
Legal fees	7,417	6,659
Insurance expense	3,283	2,682
Total expenses	1,986,606	498,541
Net investment income (loss)	1,405,770	(112,173)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	11,972,361	326,692
Change in net unrealized appreciation/depreciation
on investments	(8,362,369)	2,055,649
Net realized and unrealized gain (loss) on investments	3,609,992	2,382,341
Net increase (decrease) in net assets
resulting from operations	$5,015,762	$2,270,168

The accompanying notes are an integral part of these financial statements.

Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$1,405,770	$2,185,150
Net realized gain (loss) on investments	11,972,361	779,311
Change in net unrealized appreciation/depreciation
on investments	(8,362,369)	(23,259,117)
Net increase (decrease) in net assets
resulting from operations	5,015,762	(20,294,656)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,629,240)	(14,885,629)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	(38,257,102)	(41,370,184)
Total increase (decrease) in net assets	(34,870,580)	(76,550,469)

NET ASSETS
Beginning of year	$223,071,966	$299,622,435
End of year	$188,201,386	$223,071,966

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Value	Shares	Value
Shares sold	189,537	$4,209,243	550,613	$12,598,930
Shares issued in
reinvestment of
distributions	68,010	1,591,442	752,783	14,619,032
Shares redeemed	(2,029,193)	(44,057,787)	(3,083,750)	(68,588,146)
Net increase
(decrease)	(1,771,646)	$(38,257,102)	(1,780,354)	$(41,370,184)

The accompanying notes are an integral part of these financial statements.

Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(112,173)	$73,863
Net realized gain (loss) on investments	326,692	693,175
Change in net unrealized appreciation/depreciation
on investments	2,055,649	(4,582,531)
Net increase (decrease) in net assets
resulting from operations	2,270,168	(3,815,493)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(73,863)	(113,043)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares[1]	1,140,645	1,629,480
Total increase (decrease) in net assets	3,336,950	(2,299,056)

NET ASSETS
Beginning of year	$39,777,643	$42,076,699
End of year	$43,114,593	$39,777,643

[1]	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2020		August 31, 2019
	Shares	Value	Shares	Value
Shares sold	253,160	$2,889,706	444,746	$5,028,194
Shares issued in
reinvestment of
distributions	5,830	73,283	11,028	111,935
Shares redeemed[2]	(156,532)	(1,822,344)	(310,242)	(3,510,649)
Net increase
(decrease)	102,458	$1,140,645	145,532	$1,629,480

[2]	Net of redemption fees of $339 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$22.08	$25.22	$21.40	$20.67	$23.12

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.20	0.20	0.10	0.19
Net realized and unrealized
gain (loss) on investments	0.54	(1.95)	3.77	0.81	0.11
Total from
investment operations	0.69	(1.75)	3.97	0.91	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.24)	(0.15)	(0.18)	(0.20)
From net realized gain	—	(1.15)	—	—	(2.55)
Total distributions	(0.17)	(1.39)	(0.15)	(0.18)	(2.75)
Net asset value, end of year	$22.60	$22.08	$25.22	$21.40	$20.67

Total return	3.06%	(6.20)%	18.67%	4.45%	2.50%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$188.2	$223.1	$299.6	$295.2	$395.4

Portfolio turnover rate	22%	21%	23%	18%	14%

RATIOS:
Expenses to average net assets	0.98%	0.98%	0.96%	0.93%	0.97%
Net investment gain (loss)
to average net assets	0.69%	0.89%	0.85%	0.50%	0.93%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$11.67	$12.89	$10.43	$10.29	$10.40

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)	0.02	0.01	(0.04)	0.01
Net realized and unrealized
gain (loss) on investments	0.66	(1.21)	2.45	0.19	0.04
Total from
investment operations	0.63	(1.19)	2.46	0.15	0.05
Paid-in capital from
redemption fees	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]

LESS DISTRIBUTIONS:
From net investment income	(0.02)	—	—	(0.01)	—
From net realized gain	—	(0.03)	—	—	(0.16)
Total distributions	(0.02)	(0.03)	—	(0.01)	(0.16)
Net asset value, end of year	$12.28	$11.67	$12.89	$10.43	$10.29

Total return	5.41%	(9.16)%	23.59%	1.47%	0.68%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$43.1	$39.8	$42.1	$36.5	$37.3

Portfolio turnover rate	35%	36%	24%	25%	32%

RATIOS:
Expenses to average net assets	1.22%	1.23%	1.22%	1.24%	1.24%
Net investment gain (loss)
to average net assets	(0.28)%	0.19%	0.07%	(0.41)%	0.15%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The investment objective of the Equity Fund is to achieve long-term growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2020. See the Schedules of Investments for industry breakouts.

Balanced Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$123,714,806	$—	$—	$123,714,806
Preferred Stocks	2,873,700	—	—	2,873,700
Corporate Bonds	—	44,504,663	—	44,504,663
Short-Term
Investments	16,730,979	—	—	16,730,979
Investments
Purchased with Cash
Proceeds from
Securities Lending	6,807,704	—	—	6,807,704
Total Investments
in Securities	$150,127,189	$44,504,663	$—	$194,631,852

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$35,606,033	$—	$—	$35,606,033
Short-Term
Investments	7,571,116	—	—	7,571,116
Investments
Purchased with Cash
Proceeds from
Securities Lending	2,122,238	—	—	2,122,238
Total Investments
in Securities	$45,299,387	$—	$—	$45,299,387

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year of at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of August 31, 2020, the Funds had no capital loss carryovers available for federal income tax purposes.

As of August 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of August 31, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time St. Denis J. Villere & Co., LLC (the “Adviser”) determines that the value of illiquid investments held by the Funds exceed 15% of their net asset value, the Adviser will report the occurrence to the Trust as soon as practicable after the occurrence is

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

observed, but no less than within one business day of verification of the occurrence. The information provided on any such report shall include an explanation of the extent and causes of the occurrence, the duration of the occurrence, and how the Adviser intends to bring the Funds’ illiquid investments back within the 15% limit within a reasonable period of time. The Adviser shall notify the Trust if the amount of the Funds’ illiquid investments that are assets remain above the 15% limit 30 calendar days from the initial occurrence (and at each consecutive 30 day period thereafter).

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences by reclassified between financial and tax reporting. These reclassifications have no effect on net asset or net asset value per share. For the year ended August 31, 2020, the following adjustments were made[1]:

	Balanced Fund	Equity Fund
Paid-in capital	$ —	$(35,823)
Distributable (accumulated) earnings (losses)	—	35,823

[1]	These differences are primarily due to net operating loss.

J.
Recently Issued Accounting Pronouncement. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting— Chapter 8: Notes to financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Funds have chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

During the year ended August 31, 2020, an investment was made by the Adviser that caused the Balanced Fund to be out of compliance with the diversification limits described in the Fund’s Statement of Additional Information (“SAI”). As described in the SAI, as to 75% of the Balanced Fund’s total assets, the Balanced Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer. The Adviser immediately sold investments on September 4, 2020 to comply with the diversification limit. The Adviser reimbursed the Balanced Fund for the realized loss of $698.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”) for each Fund. Under each Advisory Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the year ended August 31, 2020, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Each of the Funds operated at or below the current Expense

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

Caps. Accordingly, for the year ended August 31, 2020, the Adviser did not waive any fees or reimburse expenses. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by each Fund to Fund Services for these services for the year ended August 31, 2020 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended August 31, 2020, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

       The Funds may lend up to 33 1/3% of the securities in each of its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2020, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of August 31, 2020, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$6,581,856	$6,807,704
Equity Fund	2,051,832	2,122,238

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of August 31, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Statements of Operations.

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2020, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales
Balanced Fund	$42,162,336	$77,599,389
Equity Fund	12,471,233	11,611,985

For the year ended August 31, 2020, there were no purchases or sales of U.S. Government obligations in the Funds.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2020 and the year ended August 31, 2019 for the Funds were as follows:

Balanced Fund
	August 31, 2020	August 31, 2019
Distributions paid from:
Ordinary income	$1,629,240	$2,527,029
Long-term capital gain	—	12,358,600
	$1,629,240	$14,885,629

Equity Fund
	August 31, 2020	August 31, 2019
Distributions paid from:
Ordinary income	$73,863	$—
Long-term capital gain	—	113,043
	$73,863	$113,043

As of August 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund
Cost of investments	$177,570,789
Gross tax unrealized appreciation	37,721,833
Gross tax unrealized depreciation	(20,660,770)
Net tax unrealized appreciation (depreciation)	17,061,063
Undistributed ordinary income	1,051,391
Undistributed long-term capital gain	7,135,737
Total distributable earnings	8,187,128
Other distributable (accumulated) earnings (losses)	—
Total distributable (accumulated) earnings (losses)	$25,248,191

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

Equity Fund
Cost of investments	$39,021,467
Gross tax unrealized appreciation	10,552,530
Gross tax unrealized depreciation	(4,274,610)
Net tax unrealized appreciation (depreciation)	6,277,920
Undistributed ordinary income	—
Undistributed long-term capital gain	143,950
Total distributable earnings	143,950
Other distributable (accumulated) earnings (losses)	(76,350)
Total distributable (accumulated) earnings (losses)	$6,345,520

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of August 31, 2020, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$ —	$ —
Equity Fund	—	(76,350)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the year ended August 31, 2020 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the year ended August 31, 2020 was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$25,000,000	$2,500,000
Largest amount outstanding
on an individual day	—	—
Average daily loan outstanding	—	—
Credit facility outstanding as
of August 31, 2020	—	—
Average interest rate when in use	—	—

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2020 (Continued)

NOTE 8 – ELECTION OF TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on June 17, 2020. The Meeting was held for all series of the Trust. All Trust shareholders of record, in the aggregate across all series of the Trust, were entitled to attend or submit proxies. As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal were as follows:

Proposal: Election of Trustees to
the Board of Trustees of the Trust	For Votes	Votes Withheld
1. Eric W. Falkeis	681,049,390	10,981,441
2. Kathleen T. Barr	681,250,626	10,779,780
3. Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of Trustees of Professionally Managed Portfolios consists of the following individuals, each of whom has been elected by shareholders:

Kathleen T. Barr, Independent Trustee
Wallace L. Cook, Independent Trustee
Eric W. Falkeis, Independent Trustee
Ashi S. Parikh, Independent Trustee
Carl A. Froebel, Independent Trustee
Steven J. Paggioli, Independent Trustee

NOTE 9 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Villere Balanced Fund and Villere Equity Fund and The Board
of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2020

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2020 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/20 – 8/31/20).

Actual Expenses

The Actual line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2020 (Unaudited) (Continued)

expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/20	Value 8/31/20	4/1/20 – 8/31/20[1]
Actual	$1,000.00	$1,014.40	$4.96
Hypothetical (5%
return before expenses)	1,000.00	1,020.21	4.98

[1]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.98% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/20	Value 8/31/20	3/1/20 – 8/31/20 [2]
Actual	$1,000.00	$1,039.80	$6.46
Hypothetical (5%
return before expenses)	1,000.00	1,018.80	6.39

[2]
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 1.26% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 13-14, 2020, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for each of the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 19-20, 2020, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser in person or by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Adviser’s similarly managed accounts, all for periods ended March 31, 2020.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe. When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Villere Balanced Fund, the Board noted that the Fund outperformed its peer group median for the one-year, three-year and ten-year periods and underperformed its peer group median for the five-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, five-year and ten-year periods.  The Board also noted that the Fund underperformed its secondary benchmark for the one-year, three-year and five-year periods and outperformed for the ten-year period.  The Board further considered that the Fund underperformed the Adviser’s balanced composite for the one-year, three-year, five-year and ten-year periods and the reasons given by the Adviser for such differences.

For the Villere Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the underperformance of the Fund against both its broad-based securities market benchmark and its secondary benchmark for the one-year, three-year and five-year periods.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board further considered the Fund’s outperformance compared to the Adviser’s equity composite for the one-year period and underperformance for the three-year and five-year periods and the reasons given by the Adviser for such underperformance.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was at the peer group median and slightly above the peer group average and that the Fund’s net expense ratio was below that of its peer group median and average.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Balanced Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was at its peer group median and below the peer group average. The Board noted that the net expense ratio was higher than the peer group median and average.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to or lower than the fees charged to the Villere Equity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also noted that each Fund’s annual expense ratio is currently below its respective Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional material benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate financial resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of the Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period June 30, 2019 through December 31, 2019. No significant liquidity events impacting the Funds were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years, and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner of a	2	Independent
(born 1955)		Term;	registered investment		Director,
c/o U.S. Bank Global		Since	adviser, Productive		Muzinich
Fund Services		November	Capital Management,		BDC, Inc.
2020 E. Financial Way		2018.	Inc.; formerly, Chief		(August
Suite 100			Administrative Officer,		2019 to
Glendora, CA 91741			Senior Vice President		present);
			and Senior Managing		Independent
			Director of Allegiant		Trustee for
			Asset Management		the William
			Company (merged		Blair Funds
			with PNC Capital		(2013 to
			Advisors, LLC in 2009);		present)
			formerly, Chief		(21 series);
			Administrative Officer,		Independent
			Chief Compliance Officer		Trustee
			and Senior Vice President		for the
			of PNC Funds and PNC		AmericaFirst
			Advantage Funds		Quantitative
			(f/k/a Allegiant Funds)		Funds (2012
			(registered investment		to 2016).
companies).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	Trustee, The
(born 1939)		Term;	formerly, Chief		Dana
c/o U.S. Bank Global		Since	Executive Officer,		Foundation.
Fund Services		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC		Muzinich
Fund Services		September	(2018 to present);		BDC, Inc.
2020 E. Financial Way		2011.	formerly, Chief		(August
Suite 100	Chair-	Indefinite	Operating Officer,		2019 to
Glendora, CA 91741	person	Term;	Direxion Funds		present);
		Since	(2013 to 2018);		Interested
		August	formerly, Senior		Trustee,
		2019.	Vice President and		Tidal ETF
			Chief Financial Officer		Trust (2018
			(and other positions),		to present)
			U.S. Bancorp Fund		(8 series);
			Services, LLC.		Former
Interested
Trustee,
Direxion
Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data
Fund Services		May	Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	2	Independent
(born 1950)		Term;	Executive Vice		Director,
c/o U.S. Bank Global		Since	President, Investment		Muzinich
Fund Services		May	Company Administration,		BDC, Inc.
2020 E. Financial Way		1991.	LLC (mutual fund		(August
Suite 100			administrator).		2019 to
Glendora, CA 91741					present);
Independent
Trustee,
AMG Funds
(49 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Ashi S. Parikh	Trustee	Indefinite	Investment professional;	2	Independent
(born 1966)		Term;	formerly, Chief		Trustee,
c/o U.S. Bank Global		Since	Executive and Chief		PNC Funds
Fund Services		June	Investment Officer and		(2018 to
2020 E. Financial Way		2020.	various other positions,		2019)
Suite 100			RidgeWorth Investments,		(32 series);
Glendora, CA 91741			LLC (global investment		Interested
			management firm) (2006		Trustee,
			to 2017); formerly, Chief		RidgeWorth
			Investment Officer		Funds (2014
			Institutional Growth		to 2017)
			Equities, Eagle Asset		(35 series);
			Management (Financial		Directors
			Advisor); formerly Sr.		Member,
			Managing Director,		Investment
			Growth Equities, Banc		Working
			One Investment Advisors		Group, The
			(Financial Advisor).		Ohio State
University
Endowments
and
Foundation
(2016 to
present);
Board of
Directors,
World
Methodist
Council,
Investment
Committee
(2018 to
present).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
2020 E. Financial Way		2013.	July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1990)	Secretary	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
615 East Michigan St.		2020.	August 2016; Summer
Milwaukee, WI 53202			Associate, Husch
Blackwell LLP (2015);
Law Clerk, Brady
Corporation (global
printing systems,
labels and safety
products company)
(2014 to 2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office[2]		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex[3]	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust[1]	Served	Past Five Years	by Trustees	Five Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Compliance Officer,
Fund Services	Anti-	July	U.S. Bank Global
615 East Michigan St.	Money	2011.	Fund Services
Milwaukee, WI 53202	Laundering		since August 2004.
Officer,
Vice
President

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as qualified dividend income was as follows:

Balanced Fund	100.00%
Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2019 was as follows:

Balanced Fund	100.00%
Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 866.209.1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Part F of Form N-PORT. The Funds' Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds' Form N-PORT may also be obtained by calling 866.209.1129.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 866.209.1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 866.209.1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.villere.com.

 (This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester, LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2020	FYE 831/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2020	FYE 831/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    November 6, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    November 6, 2020

* Print the name and title of each signing officer under his or her signature.